Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

In accordance with ASC Topic 855, “Subsequent Events”, the Company has analyzed its operations subsequent to December 31, 2025 to the date these consolidated financial statements were available to be issued and has determined that the following subsequent events or transactions that would require disclosure in the consolidated financial statements.

In November 2025, we initiated the procedures to establish a wholly-owned limited liability subsidiary in Macau and completed the relevant establishment documentation. The commercial registration certificate in respect of this Macau subsidiary was issued in January 2026.

As of the date of this annual report, the Macau subsidiary has not commenced operations. Accordingly, its establishment has not had a material impact on our consolidated financial statements for the year ended December 31, 2025.